To: Telemarketing

From: Victor Flores

Investor Alert for the week ending January 24, 1997


Stocks slumped this week as weaker corporate earnings and a sloppy bond market triggered programs to sell down the market by 94 points in the last half hour of trading on Thursday. A record 683.8 million shares traded hands on the Big Board that day, leaving many bullish fund managers searching for better reasons to explain the decline. One veteran fund manager pointed to last week's earnings-driven euphoria as a reason for the sell-off. He explained that companies with good earnings tend to report them as soon as possible, whereas companies with poor results will delay reporting as long as possible. For the week, the Dow lost almost 137 points to close at 6696.48. The Dow held steady, losing less than one point to settle at 202.99. Small cap stocks bucked the trend, with the Russell 2000 adding less than one point to close at 368.13. Overseas markets were slightly weaker; in Hong Kong, the Hang Seng Index shed 470 points to close at 13,379.50.

At a dinner with fund managers this week, former Federal Reserve Governor Wayne Angell talked about his views of the market, focusing on the role that the Fed plays in the economy and the stock market. Angell, who now serves as Chief
Economist for Bear, Stearns & Co., praised the Fed's policy of containing inflation, and pointed out that this was the principal driver of a healthy economy and a strong stock market. He indicated that he believes it is more important to follow the Fed's actions than to try to forecast the economy, as the actions of the Fed ultimately will influence whether the economy prospers or not. His bullish outlook on the market is predicated on his view that the Fed will continue to fight inflation, and on the fact that corporate America has learned how to become increasingly cost competitive. He finished by praising the virtues of America's open markets, which he says have enabled the country to successfully deal with economic challenges.

The price of gold fell to fresh lows this week as nervous traders continued to sell metal on fears of further central bank sales. An analyst for a major Dutch institution rattled the market with the assertion that the Netherlands could sell an additional 200 tons of gold, and postulated that a fundamental shift in central bank policy towards gold reserves could prompt further sales. This view, however, is the exception. The consensus opinion is that this was a one time transaction, and not a fundamental policy shift. The market continues to worry that central banks are selling gold in order to meet the criteria for European Monetary Union, even though it is obvious that liquidating their gold reserves will not help a single country meet their monetary and fiscal targets. Other analysts are concerned that weak gold prices will prompt further hedging by mining companies seeking to protect their margins. Well placed European traders, however, indicate that recent gold sales have been handled in a very sloppy manner, as if the seller were trying to force the market down. This has led to speculation that aggressive shorting continues to hound the market. It is believed that the market is now short to the tune of some 400 tons--over 13 million ounces--and sooner or later these short sellers will have to cover. Rhona O'Connell, a highly regarded precious metals analyst, believes that it will be increasingly difficult for short sellers to borrow gold given the large short interest in the market, and that further pressure on the lease market could force gold leasing rates up dramatically. This would lead to a dramatic short-covering rally, similar to the one which took place at the end of 1995. After trading below the 350 dollar per ounce level during the week, Comex gold for February delivery rallied to close the week at $353.40.

Morningstar has just released its fund rankings for 1996, and a number of United Services Funds gained top honors. The U.S. Near Term Tax Free Fund earned a 5-star ranking for 1996 and a 5-star ranking for three years. Its sister fund, the U.S. Tax Free Fund, has earned 4-star ratings for one and three years. The U.S. Real Estate Fund and the U.S. Global Resources Fund both earned 5-star ratings for 1996, while the U.S. All American Equity Fund earned a 4-star rating for 1996. Morningstar does not rate money market funds, but Lipper Analytical Services recently announced that the U.S. Government Securities Savings Fund was the best fund in its category for the five year period through the end of 1996.

Don't forget to tune in for the Super Bowl on the afternoon of January 26th. While U.S. Global Investors is prohibited from favoring one team over another, it is a well-known maxim that the stock market does well when the NFC team wins the Big Game. Sunday afternoon the New England Patriots, winner of the AFC, face the redoubtable Green Bay Packers. Go CHEESE!

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                        INVESTORS ALERT LEGENDS 01/24/97

Past performance is no guarantee of future results. Net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. No investment in any mutual fund is either insured nor guaranteed by the U.S. Government. There can be no assurance that the money market funds will be able to maintain a stable net asset value of $1.00 per share.

Morning star, a nationally recognized mutual fund rating service, awards ratings which reflect historical risk-adjusted performance. Five stars are awarded to funds in the top 10% of their category, four stars are awarded to funds in the next 22.5%, three stars are awarded to funds in the next 35%, two stars are awarded to funds in the next 22.5%, and one star is awarded to funds in the bottom 10%.

Morningstar Rankings as of 12/31/96

                                 1 YEAR            5 YEARS          10 YEARS
                                 ------            -------          --------

Near Term Tax Free Fund          5*                4*                NA
                                 1739 funds        580 funds

U.S. Tax Free Fund               4*                3*                3*
                                 1739 funds        580 funds         257 funds

U.S. Real Estate Fund            5*                1*                NA
                                 2959 funds        1058 funds

U.S. Global Resources Fund       5*                2*                1*
                                 2959 funds        1058 funds        598 funds

U.S. All American Fund           4*                3*                1*
                                 2959 funds        1058 funds        598 funds



As of 12/31/96 the U.S. Government Securities Savings Fund achieved the following Lipper rankings in the category of government money market funds:

                         1 YEAR                  5 YEARS
                         ------                  -------
                    5 out of 78 funds       1 out of 40 funds

Total  operating  expenses for the U.S.  Near Term Tax Free Fund,  U.S. Tax Free
Fund, and U.S. Government Securities Savings Fund were either capped or subsidized by the adviser which benefited shareholders and improved fund performance. For more complete information speak to a shareholder service representative.